NEURALSTEM INC.

Corporate Overview

June, 2018

Safe Harbor Statement

Safe Harbor statements under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements as defined in Section 27A of the Securities Act of 1933 as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based upon Neuralstem, Inc.'s management's current expectations, estimates, beliefs, assumptions, and projections about Neuralstem's business and industry. Words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "potential," "continue," and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various risk factors. These risks and uncertainties include the risks associated with the effect of changing economic conditions, trends in the products markets, variations in Neuralstem's cash flow, market acceptance risks, technical development risks and other risk factors detailed in Neuralstem's Securities and Exchange Commission filings. For links to SEC documents please visit the company's Web site: neuralstem.com.

Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this presentation as a result of, among other factors, the factors referenced in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2017 filed with the Securities and Exchange Commission on April 2, 2018, Form 10-Q for the period ended September 30, 2017, an in other reports filed with the SEC. In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward- looking statements contained in this presentation, they may not be predictive of results or developments in future periods. Any forward- looking statements that we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this presentation, except as required bylaw.

Topics

01 **Highlights**

02 **Platform/Pipeline**

03 **NSI-189: Major Depressive Disorder**
- Overview
- Clinical Results
- Preclinical Programs

04 **NSI-566: ALS, Stroke, cSCI**
- Overview
- Clinical Results

05 **Financials**

06 **Management**

1. Highlights: Lead Programs

NSI-189: MDD

- Pro-cognitive, neurogenic small molecule
- Positive, randomized placebo-controlled Phase 1b in MDD
- Phase II double-blind exploratory study in major depressive disorder (MDD)
  - Key Results:
    - Missed the Primary Endpoint: Montgomery-Asberg Depression Rating Scale (MADRS)
    - Hit the Secondary Endpoints:
      - SDQ, CPFQ, and QID-SR (Stage 2): Patient Reported Outcomes
    - Large treatment effect in Cognition measures.
  - Potential augmentation therapy to SSRIs, improvement of cognition, outlook, energy to complement SSRIs. Further development via partnering.
  - Angelman syndrome (orphan) as a pure cognition indication to demonstrate pro-cognitive POC activity. Further development solo.

NSI-566: ALS, cSCI, cStroke

- Neural Stem Cell therapy
- Biological activity in paralysis across 3 indications
- Improving regulatory environment: US, Japan, China
- Partnering efforts underway for continuing development

2. The Neuralstem Pipeline

Therapy	Indication	Preclinical	Phase I	Phase II	Phase III	~~Status~~ Objective
Small Molecule						
NSI-189	Major Depressive Disorder (MDD)					Cognition & Depression
	Long-term Follow- up Study(MDD)					
	Supplementary Preclinical Program for Signal Generation					
	Angelman Syndrome					Cognition & Motor Recovery
	Ischemic Stroke					Enhanced Recovery
	Type 1 & 2 Diabetes-related Neuropathy					Prevention/Reversal of Neuropathy
	Irradiation-induced Cognitive Deficit					Neuroprotection from Brain Injury
	LTP Enhancement (cognition)					Enhanced Synaptic Plasticity
Cell Therapy						
NSI-566	Amyotrophic Lateral Sclerosis (ALS)					Targeting Paralysis
	Ischemic Stroke					
	Chronic Spinal Cord Injury					

3. NSI-189:

Pro-Cognitive Drug for Major Depressive Disorder and Other Debilitating CNS Conditions

Phase 2a Mono-Therapy of Recurrent MDD

Study Design
Sequential Comparison Parallel Design



Screened (350)
Randomization (220)
NSI189 80mg (44)
NSI189 40mg (44)
Placebo (132)
Responder (38)
Non-Responder (81)
NSI189 80mg (40)
NSI189 40mg (40)
Placebo (38)
Placebo (27)
NSI189 80mg (27)
NSI189 40mg (27)
Stage 1
6 weeks
Stage 2
6 weeks

Screening period: 14-28 days

Treatment period: 12 wks, Assessments performed weekly

Stat Power: >80% , 2-sided $p \leq 0.05$, d=0.5 (MADRS)

Long-Term follow-up (separate study): 24 weeks to assess durability (open label, all subjects discontinue treatment)

MDD Phase 2a Study Results

Endpoint	Validated/FDA Accepted	40mg stat sig (combined)	Cohen's d (stage 2)	80mg statsig (combined)	Cohen's d (stage 2)
MADRS (Primary)	Yes/Yes	No	0.25	No	0.19
HAMD-17	Yes/Yes	No	0.33	No	0.38
QIDS-SR (patient reported)*	Yes/No	p=0.040 (Stage 2 only)	0.68	No	0.39
SDQ (patient reported)*	Yes/No	p = 0.044	0.64	No	0.20
CPFQ (patient reported)*	Yes/No	p=0.035	0.47	No	0.10
CGI-I	Yes/Yes (2°)	Trend p=0.148	0.58	Trend p=0.081	0.46
CGI-S	Yes/Yes (2°)	Trend p=0.132	0.56	Trend p=0.055	0.66
Cogstate Brief Battery	Yes/No	No	0.2-0.3	No	0.2-0.3
CogScreen-MDD	Yes/Yes (safety only)				
Executive Function*		p=0.048	0.66	Trend p=0.150	0.59
Attention*		P=0.034	0.27	No	0.17
Memory**		p=0.002	1.12	p=0.015	0.69
Working memory*		p=0.020*(Stage 2 only)	0.81	Trend p=0.125	0.51

*p<0.05; **p<0.01

Effect of NSI-189 on Recurrent MDD


Stage 2 Cohen's d
Working Memory *
Memory **
Reaction Accuracy *
Reaction Speed (stage1) *
Mental Flexibility *
CPFQ *
SDQ-Outlook *
SDQ-Depression *
SDQ *
QIDS-SR *
HAMD-6 Anxiety
HAMD-6 Depression
HAMD-17
MADRS-6
MADRS-10
-1.2
-1.0
-0.8
-0.6
-0.4
-0.2
0.0
Improvement
40mg
80mg
* p≤0.05
** p<0.01

Summary MDD Phase 2a Study -- Efficacy

- NSI-189 showed significant improvement in cognitive functioning & patient-reported depression following 6-weeks of treatment.
- CogScreen-MDD measures of processing speed, working memory, executive functioning, and negative feedback, were found to be relatively insensitive to depression severity but were sensitive to treatment with NSI-189.
- Improvements in cognitive functioning appeared to be independent of clinician-rated change in mood.
- Potential for augmentation therapy with SSRI

Summary MDD Phase 2a Study -- Safety

- **Side effects:** *Fewer subjects than the placebo with symptoms and signs associated with MDD*
- **Vital Signs:** *No clinically meaningful changes in body weight or BMI*
- **ECG:** *No clinically significant changes*
- **Sexual Functioning Inventory:** *No clinically meaningful changes*
- **Suicidal Ideation:** *No clinical meaningful changes*
- **Drop-outs** in Stage 1 = 25 (19%) Placebo : 5 (5%)Active

  Suggests that disease burden is less in active group, a sign of positive drug effect

Greater number of MDD-related symptoms in Placebo than Active

Another sign of positive drug effect

NSI-189 Pre-clinical Data

Insight into MOA and Support for
Broad Potential in CNS

Pre-clinical Overview

- Restores LTP of Angelman Syndrome mouse brain
- Enhances short-term and long-term potentiation of normal mouse brain
- Enables faster, better, durable recovery after ischemic stroke in rat, increased neurogenesis and synaptic remodeling
- Ameliorates cognitive deficit in radiation-injured rat
- Prevents/Reverses Type 1 and/or 2 diabetic neuropathy

NSI-189 Enhances Synaptic Plasticity

- cognition = memory
- LTP is a cellular biomarker ofmemory

- Enhances short- and long-term potentiation of normal mouse brain slices (n=8)
- Effect increases with exposure time and concentration.



TBS after 2.5 h incubation
TBS after 3.5 h incubation
EPSP slope (% of baseline)
Time (min)
AS
WT-vehicle
AS-NSI189

- Restores LTP of Angelman Syndrome mouse brainslices.

Excitatory postsynaptic potential (EPSP); Theta burst stimulation (TBS)

By courtesy of Yan Liu[1], Xiaoning Bi[1], Michel Baudry[1] Western University of Health Sciences, Pomona, CA91766

4. NSI-566

ALS, Stroke & Chronic Spinal Cord Injury

Cell Therapy: Targeting Paralysis

Therapy	Indication	Preclinical	Phase I	Phase II	Phase III	~~Status~~ Objective
Cell Therapy						
NSI-566	Amyotrophic Lateral Sclerosis (ALS)					Targeting Paralysis
	Ischemic Stroke					
	Chronic Spinal Cord Injury					

- ALS Phase 1 & 2 (n=30) : demonstrates preliminary clinical benefit against historical data. Ready for Ph2b/3 study
- cStroke Phase I (n=9) : demonstrates preliminary clinical benefit from baseline. Ready for Phase 2b/3 study
- cSCI Phase I (n=4) : 4 thoracic patients – gain of some voluntary muscle below injury. Recruiting 4 cervical subjects; First subject enrolled
- Over 300 proprietary neural stem cell lines

NSI-566: Targeting Paralysis – Program Overviews

ALS

MARKET CONSIDERATIONS
- Orphan condition
- NSI-566 granted orphan status by FDA
- Rapid accelerating disease, fatal
- Limited treatment options
- Opportunity for RMAT designation (21st Century Cures Act)

PROGRAM OVERVIEW
- Transplantation into spinal cord of ALS patients
- Phase 1 & Phase 2a dose-escalation, safety studies completed
- 30 subjects with 2-6 years of safety Data

KEYTAKEAWAYS
- Procedure and treatment iswell-tolerated
- Long-term cell graft survival (2.5years) proven at autopsy
  Directionlly positive against matched historic data set

Ischemic Stroke

MARKET CONSIDERATIONS
- 1.8 million with paralysis due to stroke in the US*
- No treatment to reverse paralysis
- Majority of patients not aware of the stroke until well after the event
- Current therapies require access within hours of event

PROGRAM OVERVIEW
- Phase 1 open-label, non-GCP dose-escalation, feasibility & safety study for the treatment of paralysis from chronic motorstroke
- Patient profile: Stable patients 4-24 months post-event with stable hemi-paralysis
- N = 9
- Follow up – 2 year post-surgery
- Efficacy endpoints include improved recovery of motor function

KEYTAKEAWAYS
- Treatment well-tolerated
- Innovative transplantation (platform/brain injection cannula) systemdeveloped
- Significant improvement from baseline

Chronic Spinal Cord Injury

MARKET CONSIDERATIONS
- 1.5 million with paralysis due to spinal cord injury in the US*
- 17,000 new injuries peryear
- No treatment options

PROGRAM OVERVIEW
- USCD funded
- Phase I cSCI Group A 4 Thoracic AIS-A complete spinal cord injury (dosing completed)
- Phase I cSCI Group B 4 Cervical AIS A complete spinal cord injury (recruiting)

KEYTAKEAWAYS
- Stem cell treatmentwas safe andwell-tolerated
- No serious adverseevents
- 2 patients improved neurologically 1-2 levels, 3 patients improved in neurophysiology .1-3 levels

*Prevalence and Causes of Paralysis—United States, 2013. Armour, B.S. et al. (2016) Am J Public Health. 106: 1855-1857.

Phase 1 & 2 ambulatory, non-bulbar subjects vs. CEF matches

Motor Subscale of ALSFRS-R


Ph1/2 n=20 vs. CEF full n=87
Mean change in Motor subscale
0
-5
-10
-15
0 2 4 6 8 10 12 14 16 18 20 22 24 Month
Group
Phase
CEF
n=10 vs. 57
Δ = 4.34
p = 0.001

Time to Death or Motor Subscale ≤ 6


P=0.005
Survival Probability
1.0
0.8
0.6
0.4
0.2
0.0
0 1 2 3 4 5
Time (years)
GROUP
PRO-ACT
Phase
Data received: 16FEB2018

NSI-566: Subacute SCI – Restorative Effect in Monkey Model



A
-Graft
-Graft
+Graft
+Graft
C
Object Manipulation
p < 0.01
General Locomotion
p = 0.05
Climbing
p = 0.19
Overall
p = 0.02
% Possible Points
Lesion
NPC

Rosenzweig et al., Nat Med. 2018 Feb 26. doi: 10.1038/nm.4502

NSI-566: Chronic SCI--Phase I Human Safety Trial

Results from Curtis et al. (2018) Cell Stem Cell 22, 941-950

	Subject 001	Subject 006	Subject 008	Subject 010
ISNCSCI Neurological Level				
Sensory Right	T8 >> T9	T7 >> T7	T2 >> T2	T5 >> T6
Motor Right	T8 >> T9	T7 >> T7	T2 >> T2	T5 >> T6
Sensory Left	T8 >> T9	T8 >> T8	T2 >> T2	T5 >> T7
Motor Left	T8 >> T9	T8 >> T7	T2 >> T2	T5 >> T7
EMG	No change	New EMG at T9 bilaterally	No change	New EMG at T7
BMCA	New activity in tricep surae with reinforcement	ND	No change	ND
Neuropathic Pain	6/10 >> 0/10	6/10 >> 3/10	4/10 >> 5/10	0/10 >> 0/10
SCIM	No change	No change	No change	No change

NSI-566: Chronic Stroke--Phase I Data at 12 Months


Traj 2 1 3


Fugl-Meyer Motor Score
Change from Baseline (+/- SEM)
Post Treatment (months, 0-12)

Meaningful Clinical Benefits:
>10 points of improvement in
Fugl-Meyer Motor Score


Modified Rankin Scale
Change from Baseline (+/- SEM)
Post Treatment (months, 0-12)


NIH Stroke Scale
Change from Baseline (+/- SEM)
Post Treatment (months, 0-12)

NSI-566: Phase 1 open-label, non-GCP dose-escalation, feasibility & safety study for the treatment of paralysis from chronic motorstroke

NSI-566: Chronic Stroke--Phase I Data at 12 Months

Engraftment over Time


A
B
C
D

NSI-566: CMC - Ready for commercialization

Chemically defined culturesystem

- No serum, no feeder cells, no undefined raw material
- Fully tested for potential pathogens
- Multi-tiered cGMP cell banks

Efficient expansion

- A stable, multipotent stem cell line, no genetic manipulation
- 10^{18} – fold expansion
- Normal karyotype of 44 + XY chromosomes
- Reproducible bank release characteristics (identity, purity, potency)
- Predictable in vivo differentiation

Validated distribution method

- Commercially viable dosage form: live cell suspension
- Proprietary cell delivery device

5. Financials

Neuralstem, Inc.

Unaudited Condensed Consolidated Balance Sheets

		March 31, 2018
ASSETS		
Total current assets		10,208,615
Total assets	$	11,549,948
LIABILITIES AND STOCKHOLDERS' EQUITY		
Total current liabilities		1,279,002
Total liabilities		4,942,837
STOCKHOLDERS' EQUITY		
Preferred stock, 7,000,000 shares authorized, $0.01 par value; 1,000,000 shares issued and outstanding at both March 31, 2018 and December 31, 2017		10,000
Common stock, $0.01 par value; 300 million shares authorized, 15,160,014 shares issued and outstanding at both March 31, 2018 and December 31, 2017		151,600
Total liabilities and stockholders' equity	$	11,549,948

6. Management

Richard Daly Chief Executive Officer & acting CFO	25+ years of Pharma & biotech leadership experience; start up, scale up and transformations	AstraZeneca, Takeda, Bristol-Myers Squibb, TAP
Karl Johe, Ph.D. Chief Scientific Officer	Discoverer of neural stem cells and neurogenic molecules, co-founder of Neuralstem, developer of the Company's clinical programs.	NEURALSTEM INC Co-founder, UCSF University of California San Francisco, NIH National Institutes of Health
Thomas Hazel, Ph.D. Senior Vice President, Research	25 years of experience in human neural stem cell R&D, scale-up and manufacturing, and assay development	NEURALSTEM INC, National Institute of Neurological Disorders and Stroke
David Recker, M.D Chief Medical Officer	30+ years of clinical development expertise; small molecule and cell therapy: pain, CV/metabolic, GI, RA	VERICEL, Takeda, SEARLE